April 16, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

RE:  Funds managed or administered by
Prudential Mutual Fund
     Management LLC (the "Funds")

Gentlemen:

At meetings held between February 18 and 20, 1997, the Board of Directors of the Funds
(see attached exhibit) approved the
engagement of Price Waterhouse LLP as their independent auditors for their fiscal years ending after February 28, 1997 to replace the firm of Deloitte & Touche LLP effective March
1, 1997.

The reports of Deloitte & Touche LLP on the
Funds' financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Funds' financial statements for each of the prior two fiscal years and in the subsequent interim period, there were no disagreements with Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the matter in their report.

The Funds have requested Deloitte & Touche
LLP to furnish them a letter addressed to the Commission stating whether they agree with the above statements. A copy of that letter, dated April 16, 1997 is attached hereto.

Sincerely,



Eugene S. Stark                    Grace
Torres
Treasurer                     Treasurer

ESS/rr

\Gen-SECLtrPW-4-15-97.doc

                           Exhibit


                                B       N
           Fund                 o       e                  T
                                a       x                  r
                                r       t                  e
                                d       F                  a
                                o       i                  s
                                f       s                  u
                                D       c                  r
                                i       a                  e
                                r       l                  r
                                e
                                c       Y
                                t       e
                                o       a
                                r       r
                                M       E
                                e       n
                                e       d
                                t
                                i
                                n
                                g
                                D
                                a
                                t
                                e

The BlackRock Government        2       6              E
Income Trust                    /       /              u
                                1       3              g
                                8       0              e
                                /       /              n
                                9       9              e
                                7       7              S
                                                       .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Global Utility Fund, Inc.       2       9              G
                                /       /              r
                                1       3              a
                                8       0              c
                                /       /              e
                                9       9              T
                                7       7              o
                                                       r
                                                       r
                                                       e
                                                       s
Prudential Allocation Fund      2       7              G
                                /       /              r
                                1       3              a
                                9       1              c
                                /       /              e
                                9       9              T
                                7       7              o
                                                       r
                                                       r
                                                       e
                                                       s
Prudential California           2       8              E
Municipal Fund                  /       /              u
                                2       3              g
                                0       1              e
                                /       /              n
                                9       9              e
                                7       7              S
                                                       .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Prudential Distressed           2       1              G
Securities Fund, Inc.           /       1              r
                                1       /              a
                                9       3              c
                                /       0              e
                                9       /              T
                                7       9              o
                                        7              r
                                                       r
                                                       e
                                                       s
Prudential Diversified          2       1              E
Bond Fund, Inc.                 /       2              u
                                2       /              g
                                0       3              e
                                /       1              n
                                9       /              e
                                7       9              S
                                        7              .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Prudential Dryden Fund          2       9              E
                                /       /              u
                                1       3              g
                                9       0              e
                                /       /              n
                                9       9              e
                                7       7              S
                                                       .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Prudential Equity Income        2       1              G
Fund                            /       0              r
                                1       /              a
                                9       3              c
                                /       1              e
                                9       /              T
                                7       9              o
                                        7              r
                                                       r
                                                       e
                                                       s
Prudential Europe Growth        2       4              G
Fund, Inc.                      /       /              r
                                2       3              a
                                1       0              c
                                /       /              e
                                9       9              T
                                7       7              o
                                                       r
                                                       r
                                                       e
                                                       s
Prudential Global Limited       2       1              G
Maturity Fund, Inc.             /       0              r
                                1       /              a
                                9       3              c
                                /       1              e
                                9       /              T
                                7       9              o
                                        7              r
                                                       r
                                                       e
                                                       s
Prudential Government           2       2              E
Income Fund, Inc.               /       /              u
                                2       2              g
                                0       8              e
                                /       /              n
                                9       9              e
                                7       8              S
                                                       .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Prudential Institutional        2       3              E
Liquidity Portfolio, Inc.       /       /              u
                                2       3              g
                                1       1              e
                                /       /              n
                                9       9              e
                                7       7              S
                                                       .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Prudential Jennison Series      2       9              E
Fund, Inc.                      /       /              u
                                1       3              g
                                9       0              e
                                /       /              n
                                9       9              e
                                7       7              S
                                                       .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Prudential MoneyMart            2       1              G
Assets, Inc.                    /       2              r
                                2       /              a
                                1       3              c
                                /       1              e
                                9       /              T
                                7       9              o
                                        7              r
                                                       r
                                                       e
                                                       s
Prudential Multi-Sector         2       4              G
Fund, Inc.                      /       /              r
                                1       3              a
                                9       0              c
                                /       /              e
                                9       9              T
                                7       7              o
                                                       r
                                                       r
                                                       e
                                                       s
Prudential Municipal Bond       2       4              G
Fund                            /       /              r
                                2       3              a
                                0       0              c
                                /       /              e
                                9       9              T
                                7       7              o
                                                       r
                                                       r
                                                       e
                                                       s
Prudential Municipal            2       8              G
Series Fund                     /       /              r
                                2       3              a
                                0       1              c
                                /       /              e
                                9       9              T
                                7       7              o
                                                       r
                                                       r
                                                       e
                                                       s
Prudential Pacific Growth       2       1              E
Fund, Inc.                      /       0              u
                                2       /              g
                                1       3              e
                                /       1              n
                                9       /              e
                                7       9              S
                                        7              .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Prudential Special Money        2       6              E
Market Fund, Inc.               /       /              u
                                2       3              g
                                1       0              e
                                /       /              n
                                9       9              e
                                7       7              S
                                                       .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Prudential Structured           2       1              E
Maturity Fund, Inc.             /       2              u
                                2       /              g
                                0       3              e
                                /       1              n
                                9       /              e
                                7       9              S
                                        7              .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
Prudential World Fund,          2       1              G
Inc.                            /       0              r
                                2       /              a
                                1       3              c
                                /       1              e
                                9       /              T
                                7       9              o
                                        7              r
                                                       r
                                                       e
                                                       s
The Global Total Return         2       1              E
Fund, Inc.                      /       2              u
                                1       /              g
                                9       3              e
                                /       1              n
                                9       /              e
                                7       9              S
                                        7              .
                                                       S
                                                       t
                                                       a
                                                       r
                                                       k
The Target Portfolio Trust      2       1              G
                                /       2              r
                                1       /              a
                                8       3              c
                                /       1              e
                                9       /              T
                                7       9              o
                                        7              r
                                                       r
                                                       e
                                                       s

First Financial Fund, Inc.      2       3              G
                                /       /              r
                                1       3              a
                                8       1              c
                                /       /              e
                                9       9              T
                                7       7              o
                                                       r
                                                       r
                                                       e
                                                       s
The High Yield Plus Fund,       2       3              G
Inc.                            /       /              r
                                1       3              a
                                8       1              c
                                /       /              e
                                9       9              T
                                7       7              o
                                                       r
                                                       r
                                                       e
                                                       s